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                                                                    EXHIBIT 10.2



September 30, 1998



Eric R. Garen
Learning Tree International, Inc.

Dear Mr. Garen:

     This will confirm our agreement to extend until September 30, 1999 the term of your Employment Agreement dated as of October 1, 1995. All of the other terms of the Employment Agreement will remain as they have been.

                              Very truly yours,

                              Learning Tree International, Inc.



                              By            /s/ Mary C. Adams
                                  -------------------------------------
                                        V.P. Administration


Accepted and Agreed:


By            /s/ Eric R. Garen
    -------------------------------------
                   Eric R. Garen


Dated          October 5, 1998
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